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                                                                    EXHIBIT 23.4




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated September 20, 1995, except for the third paragraph of Note 9 which is as of October 9, 1997, on our audit of the consolidated financial statements of Chesapeake Energy Corporation for the year ended June 30, 1995. We also consent to the reference to our firm under the caption "Experts."



PRICE WATERHOUSE LLP


Houston, Texas
February 9, 1998